                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        DATE OF REPORT:  AUGUST 16, 1996


   Associated Planners Realty Growth Fund, (a California Limited Partnership)
             (Exact name of registrant as specified in its charter)



              California             33-13983          95-4119808

(State or other jurisdiction (Commission File Number)(IRS Taxpayer I.D. Number) of incorporation or organization)


           5933 WEST CENTURY BLVD., 9TH FLOOR, LOS ANGELES, CA  90045-5454

              (Address of principal executive offices)  (zip code)

         Registrant's telephone number, including area code   (310) 670-0800

Item 2.     Acquisition or Disposition of Assets

   On August 16, 1996, the Guardian Life Insurance Company of America ("Guardian"), the lender, took possession of the Parkcenter Office Building
(the "Building"), located in Santa Ana, California.   This transaction was
consummated through the transfer of title in a transaction commonly known as
"deed-in-lieu-of-foreclosure".   The Partnership had failed to make mortgage
payments (due on a loan to Guardian) since March 1, 1996. Guardian recorded a Notice of Default with the County of Orange on June 19, 1996 with respect to the Deed of Trust on the property. As a result of the arms-length negotiations, a foreclosure of the property by the lender was averted. The balance of accrued interest and principal at the time of the transfer was $1,771,785. Security deposits held by the Partnership, totaling $18,527, were retained by the Partnership as part of the settlement of the transfer.

  The General Partner, West Coast Realty Advisors, had deferred collection of fees and made cash advances to the Partnership, in order to allow the Partnership to continue operating the Building, even though the combination of low rental rates and high occupancy, was making it difficult for the Partnership to meet its obligations under the mortgage obligation to Guardian, and remain solvent. In the General Partner's opinion, the long-term outlook for the property was not positive enough to justify the continued advance of funds to the Partnership. The General Partner does not expect to collect the majority of the deferred fees and cash advances made, in prior periods. A decision on the disposition of those deferred fees will be made at a later date.

   The Partnership effectively relinquished the property for the value of the accrued debt and interest that the Guardian forgave --$1,771,785. As a result, the Partnership recorded a net gain of approximately $779,000-- resulting from the difference between the book value of the property ($992,430, which takes into account the $1,912,727 impairment in value recorded in 1995) and the value of the debt forgiven by the lender ($1,771,785). However, for tax purposes, the amount of net loss that will be recorded is approximately $1,133,000. This is the tax basis of the property (cost less accumulated deprecation - $2,905,157) less the amount of debt forgiven by the lender ($1,771,785).

Item 7. Financial Statements and Exhibits

(a) Pro forma financial information

  The Parkcenter Building was transferred to the Guardian Life Insurance Company of America (the "Guardian") on August 16, 1996. The following unaudited condensed balance sheet of the Partnership assumes that the property had been disposed of at June 30, 1996. The statement is prepared on a generally accepted accounting basis.

                     Associated Planners Realty Growth Fund
                            Pro Forma Balance Sheet
                                  (Unaudited)
                                 June 30, 1996    Pro Forma       June 30, 1996
                                  As Reported    Adjustments        Pro Forma
Rental Real Estate, net of
    accumulated depreciation     $1,260,088      $(992,430)(a)      $267,658
Cash and Cash Equivalents            18,326                           18,326
Other Receivables                     3,784                            3,784
Other Assets                         10,014                           10,014

Total Assets                      1,292,212       (992,430)          299,782


Payable To Affiliates               219,990                          219,990
Other Accrued Liabilities           146,403       (94,835)(a)         51,568
Note Payable - Related Party        150,000                          150,000
Security Deposits and Prepaid Rent   20,559       (18,527)(a)          2,032
Note Payable - Insurance Company  1,674,918    (1,674,918)(a)           ----

Total Liabilities                 2,211,870    (1,788,280)           423,590

Limited Partner Equity             (902,496)      787,892(a)        (114,604)
General Partner Equity              (17,162)        7,958(a)          (9,204)

Total Partners Equity              (919,658)      795,850           (123,808)

Total Liabilities and Equity      1,292,212       992,430            299,782

                     Associated Planners Realty Growth Fund
                        Notes to Pro Forma Balance Sheet
                                 June 30, 1996

   The pro forma balance sheet is intended to reflect the effect of the transfer of the Park Center property from Associated Planners Realty Growth Fund to the lender as if the transaction took place on June 30, 1996. The transaction is reported on a generally accepted accounting basis.

Note (a)  Transfer of Property


   These entries reflect the decrease in rental estate, security deposits, other accrued liabilities (interest payable), and notes payable as a result of the transfer of the property. In addition, due to the write-off of security deposits and the difference between the book value of the property and the debt forgiven, a gain of $795,850 is allocated to the limited partners (99% - $787,892) and the General Partners (1% - $7,958).


   The following pro forma statements of loss assume that the Parkcenter Building had been transferred to the Guardian on January 1, 1995 and January 1, 1996 (to reflect the pro forma results for the year ended December 31, 1995 and June 30, 1996, respectively). The pro forma statements of loss do not reflect the gain (on an accounting basis) realized from the transfer of ownership to the Guardian.


                     Associated Planners Realty Growth Fund
                          Pro Forma Statements of Loss
                                  (Unaudited)

           For the six months ended June 30, 1996     For the year ended December 31, 1995
            As reported  Adjustments  Pro Forma    As reported  Adjustments  Pro Forma

Revenues:
 Rental Revenue   118,597 (110,942)(1) 7,655   $243,067  (219,129)(1)   23,938
 Interest Income       95                 95        147                    147

 Total Revenues   118,692 (110,942)    7,750    243,214  (219,129)      24,085

Costs and Expenses:
  Operating        86,999  (80,000)(2) 6,999    118,523  (108,523)(2)   10,000
  Interest        114,923 (109,299)(3) 5,624    188,998  (176,840)(3)   12,158
  General and
  Administrative   20,530             20,530     58,465                 58,465
  Depreciation
  and amortization 15,840  (12,420)(4) 3,420     66,396   (59,556)(4)    6,840
  Impairment Loss      --                ---  1,912,727(1,912,727)(5)     ----

  Total Costs
  and Expenses    238,292 (203,539)   34,753  2,345,109(2,257,646)      87,463

Net Loss         (119,600)  92,597   (27,003)(2,101,895)2,038,517      (63,378)


                     Associated Planners Realty Growth Fund
                      Notes to Pro Forma Income Statements
    For the Six months Ended June 30, 1996 and Year Ended December 31, 1995


The pro forma income statements are intended to reflect the effect of the transfer of the Park Center property from Associated Planners Realty Growth Fund to the lender as if the transaction took place on January 1, 1996 or January 1, 1995.

Notes

(1) To reflect the decrease in rental income as the result of the transfer of the Parkcenter Building. The remaining rental income pertains to the 10% interest the Partnership owns in an industrial building located in San Marcos, California.

(2) To reflect decrease in property operating expenses due to the transfer of the Park Center Building.

(3) To eliminate interest expense that pertains to the loan from an The Guardian Insurance Company securing the Parkcenter property.

(4)  To eliminate depreciation expense pertaining to the Parkcenter property.

(5) To eliminate the impairment loss that was recognized in 1995 in connection with the estimated decline in the value of the Parkcenter building.

Exhibit 1. Deed in Lieu Agreement Dated August 13, 1996 By and Between The Guardian Life Insuarnce Company of America and Associated Planners Realty Growth Fund.

                             DEED IN LIEU AGREEMENT
                          Dated as of August 13, 1996
                                 By and Between
                 THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA
                                 (as "Lender')
                                      and
                     ASSOCIATED PLANNERS REALTY GROWTH FUND
                                (as "Borrower')

                                 TABLE OF CONTENTS

                                                                         PAGE

         ARTICLE 1. Definitions                                             2

         ARTICLE 2. Transfer and Release Transactions                       6

               SECTION 2.1. Borrower's Obligations                          6
               SECTION 2.2. Lender's Obligations                            7
               SECTION 2.3. Absolute Conveyance                             7

         ARTICLE 3. Conditions Precedent                                    8

               SECTION 3. I. Conditions Precedent to Lender's Obligation    8
               SECTION 3.2. Conditions Precedent to Borrower's Obligations  8
               SECTION 3.3. Borrower Deliveries                             9

         ARTICLE 4. Closing and Payment of Costs and Expenses               9

               SECTION 4. I. Closing                                        9
               SECTION 4.2. Title Company                                   9
               SECTION 4.3. Costs and Expenses                             10
               SECTION 4.4. Other Amounts Due                              10

         ARTICLE 5. Representations and Warranties                         10

               SECTION 5.I. Representations and Warranties of Borrower     10
               SECTION 5.2. Representations and Warranties of Lender       13
               SECTION 5.3  Other Provisions Regarding Representations
                            and Warranties                                 13

         ARTICLE 6.        No Merger                                       14

         ARTICLE 7. Miscellaneous                                          14

               SECTION 7. I.   Borrower's Indemnities                      14
               SECTION 7.2.    Third Party Beneficiaries                   15
               SECTION 73.     Further Assurances                          15
               SECTION 7.4.    Assignment                                  15
               SECTION 7.5.    Persons Bound                               15
               SECTION 7.6.    Time of Essence                             15
               SECTION 7.7.    Entire Agreement                            15
               SECTION 7.8.    Modifications and Waivers                   15
               SECTION 7.9.    Notices                                     15

                                                                        PAGE

               SECTION 7.10. Choice of Law                                 16
               SECTION 7.1 1. Headings                                     16
               SECTION 7.12. Counterparts                                  16
               SECTION 7.13. No Partnership or Joint Venture               16
               SECTION 7.14. Interpretation                                16
               SECTION 7.15. Survival                                      16
               SECTION 7.16. Severability                                  16
               SECTION 7.17. Continuing Cooperation                        17
               SECTION 7.18. Attorneys' Fees                               17
               SECTION 7.19. Rescission of Notice of Default               18
               SECTION 7.20. Expiration of Covenants                       18
               SECTION 7.21. August Invoices                               18

                             DEED IN LIEU AGREEMENT


          THIS DEED IN LIEU AGREEMENT (this "Agreement") dated as of August 13, 1996, is made and entered into by and between THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, a New York corporation ("Lender"), and ASSOCIATED PLANNERS REALTY GROWTH FUND, a California limited partnership ("Borrower"), with respect to the following:

                                    RECITALS


          A. Lender is the holder and Borrower is the maker of that certain Note dated November 10, 1989 (the "Note") executed in favor of Lender to evidence a loan in the original amount of $1,675,000 (the "Loan").

          B. The Loan is secured by that certain Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated as of November 10, 1989, executed in favor of First American Title Insurance Company, as trustee, and Lender, as beneficiary, and recorded in the Official Records of Orange County, California (the "Official Records") on November 17, 1989 as Instrument No. 89-621805, and modified by that certain Loan Modification Agreement and Amendment to Deed of Trust dated
November 30, 1995 between Borrower and Lender, recorded in the Official Records on January 9, 1996 as Instrument No. 96-011208 (collectively, the "Deed of Trust"). The Deed of Trust encumbers certain land located in Orange County, California, as more particularly described in Exhibit A to the Deed of Trust (the "Land").

          C. The Loan is also secured by, among other things, that certain Assignment of Leases dated as of November 10, 1989 (the "Assignment of Leases") executed by Borrower in favor of Lender, and recorded in the Official Records on November 17, 1989 as Instrument No. 89-621806.

          D. In connection with the Loan, Borrower also executed in favor of Lender that certain Assignment of Permits, Agreements, Licenses, Franchises and Authorizations (the "Assignment of Permits"), that certain Borrower's Affidavit, and that certain Environmental Representations, Covenants and Indemnity (the "Indemnity"), each of even date with the Note.

          E. The Note, Deed of Trust, Assignment of Leases, Assignment of Permits and Borrower's Affidavit are sometimes collectively referred to herein as the "Loan Documents. "

          F. A material default under the Loan Documents has occurred by reason of (and possibly among other things) the failure of Borrower to pay certain installments of interest and principal due and owing to Lender under the Note. In addition, Borrower has informed Lender that the Borrower is presently unable and does not presently intend to make future installments of interest and principal.

          G. The principal due under the Note, together with late charges, accrued interest and all other costs, charges and fees, including attorneys' fees and advances and payments made on account of real estate taxes, if any, are secured by the Loan Documents and are herein collectively referred to as the "Indebtedness."

           H. The Indebtedness is justly due, owing and delinquent and there is no offset, defense or counterclaim that Borrower has or could sustain in connection therewith.

           I. Lender has the right to pursue all of its remedies pursuant to the Loan Documents and has caused to be recorded on June 19, 1996 in the Official Records a Notice of Default with respect to the Deed of Trust (the "Notice of Default").

          J. Borrower has requested that Lender accept from Borrower a deed in lieu of foreclosure with respect to the Real Property.

          K. Upon the terms and conditions set forth herein, Borrower is willing to convey to Lender the Real Property and certain related assets and Lender is willing to accept all title to the Real Property and such other assets, by deed in lieu of foreclosure, all in exchange for the respective covenants of Borrower and Lender as set forth herein and other valuable consideration.

          L. After arm's-length negotiations, with each party represented by counsel, the parties hereto agree to resolve the various outstanding matters between them as hereinafter provided, and to keep all of the Loan Documents in full force and effect, including without limitation the Deed of Trust, all subject to the terms and provisions of this Agreement.


                                   AGREEMENT

          NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises contained herein, the parties hereto agree as follows:

     ARTICLE 1. Definitions.

          Each of the following terms, when used in this Agreement or in the exhibits hereto, shall have the meaning ascribed to each such term in this
Article 1. Capitalized terms used in this Agreement but not defined in this Agreement shall have the same meanings as set forth in the Loan Documents unless the context otherwise requires.

          "Advisors" shall mean West Coast Realty Advisors, Inc., a California corporation which is the corporate general partner of Borrower.

          "Affiliate" of any entity shall mean any Person directly or indirectly controlling, controlled by or under common control with, such entity, whether through the ownership of voting securities or partnership interests, by contract or otherwise.

          "Assets" shall mean all real and personal property to be conveyed to Lender under the terms of this Agreement, including without limitation the Real Property and Personal Property.

          "Assignment of Contracts" shall mean an Assignment of Contracts in form and substance acceptable to Borrower and Lender pursuant to which Borrower assigns to Lender Borrower's interest in and to the Operating Contracts listed on Exhibit A attached to the Assignment of Contracts.

          "Assignment of Leases" shall mean an Assignment of Leases in form and substance acceptable to Borrower and Lender pursuant to which Borrower assigns to Lender Borrower's interest in and to the Tenant Leases listed on Exhibit B attached to the Assignment of Leases.

          "Assignment of Warranties and Guarantees" shall mean an Assignment of Warranties and Guarantees in form and substance acceptable to Borrower and Lender pursuant to which Borrower assigns to Lender all of Borrower's interest in all warranties and guarantees relating to the Assets being conveyed to Lender under this Agreement and the other Closing Documents.

          "Bill of Sale" means a bill of sale in form and substance acceptable to Borrower and Lender pursuant to which Borrower conveys to Lender all of Borrower's interest in and to the Personal Property.

          "Books and Records" means all financial and other books and records maintained in connection with the operation of the Real Property and Personal Property (including all operating statements), all building plans, specifications and drawings, engineering and other documents prepared in connection with the construction, reconstruction, maintenance, repair, management or operation of the Real Property and Personal Property, which are within the possession of or under the control of Borrower, but excluding the Excluded Assets.

          "Borrower Release" shall mean a release and covenant not to sue in form and substance acceptable to Borrower and Lender executed by Lender in favor of Borrower.

          "Certifying General Partner" shall mean West Coast Realty Advisors, Inc., a California corporation.

          "Closing" shall mean the consummation of the transactions contemplated hereby on the Closing Date.

          "Closing Date" shall mean the date upon which the Grant Deed is recorded in the Official Records.

          "Closing Documents" shall mean this Agreement and any and all instruments and agreements executed by the parties hereto in connection with the transactions contemplated by this Agreement.

          "Excluded Assets" shall mean (i) all computer hardware and software of Borrower, Advisors and/or West Coast which is utilized to maintain the financial, accounting and other records of the Borrower as well as the Real Property, (ii) books and records maintained by Borrower, Advisors and/or West Coast in connection with the operation of the Real Property which also have been or are now maintained in connection with the interest of Borrower, Advisors or West Cost in their other business or assets, and (iii) all other assets of Borrower, Advisors or West Coast which do not relate to the Real Property or the business conducted thereon by Borrower.

          "Grant Deed" shall mean a grant deed in form and substance acceptable to Borrower and Lender executed and acknowledged by Borrower, and conveying the Real Property to Lender.

          "Hazardous Materials" shall mean (i) "hazardous substances," as defined by the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. S 9601 et seq. 5M.; (ii) "hazardous wastes," as defined by the Resource Conservation and Recovery Act, 42 U.S.C. S 6902 et seq.; (iii) any pollutant or contaminant or hazardous, dangerous or toxic chemicals, materials, or substances within the meaning of any other applicable federal, state, or local law, regulation, ordinance, or requirement (including consent decrees and administrative orders) relating to or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended; (iv) any radioactive material, including any source, special nuclear or by-product material as defined at 42 S 2011 et seq., as amended; (v) asbestos in any form or condition; and (vi) polychlorinated biphenyl's.

          "Indemnities" shall have the meaning set forth in Section 7.1 hereof.

"Intangible Personal Property" shall mean all of the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Borrower if any, in, to and for the following insofar as the same arise from or relate to the Real Property and any business conducted on the Real Property by Borrower: all permits, licenses and franchises, and all rents, issues, profits and revenues of the Real Property from time to time accruing since March 1, 1996 (including, without limitation, all payments\ under leases or tenancies, proceeds of insurance, condemnation payments and tenant security deposits received after March 1, 1996, subject to the provisions of Section 4.4 hereof), and all inventory, accounts, accounts receivable, contract rights and general intangibles (including, without limitation, warranties, guarantees, claims and causes of action), chattel paper, instruments, documents, notes, drafts, letters of credit, escrow funds, cash on hand and in bank accounts, cash equivalents, property tax refunds, rights under applications for tax reductions, insurance policies, insurance and condemnation awards and proceeds, utility deposits, trade names, trademarks and service marks and all books, records and files relating to any of the foregoing reasonably necessary for the continuing operation of the Real Property, except for the Excluded Assets.

          "Land" shall have the meaning set forth in Recital B hereof.

          "Lender Release" shall mean a release and covenant not to sue in form and substance acceptable to Lender and Borrower executed by Borrower in favor of Lender.

          "Operating Contracts" shall mean all construction contracts, architect's agreements, management agreements and service and other contracts relating to construction, maintenance or operation of the Real Property and Personal Property and all brokerage agreements relating to the sale or leasing of the Real Property and Personal Property in each case which have been entered into by or on behalf of Borrower.

          "Partnership Authorization Documents" shall mean with respect to Borrower, a copy of its agreement of limited partnership and a certified LP-1, in each case certified by its Certifying General Partner, and any other document or certificate reasonably requested by Lender to confirm that the documents and transactions contemplated hereunder have been duly authorized and executed.

          "Person" shall mean any individual, partnership, corporation, unincorporated association, trust or other entity.

          "Personal Property" shall mean the Tangible Personal Property and the Intangible Personal Property.

          "Real Property" shall mean the Land, and all buildings, structures, improvements, fixtures and other items of real property located thereon (excluding fixtures owned by the tenants), and, to the extent of Borrower's interest (if any), all easements, rights-of-way, strips and gores of land, vaults, streets, ways, alleys, passages, sewer rights, waters, water courses, water rights and powers, and all estates, rights, titles, interests, licenses, privileges, liberties, tenements, hereditaments, and appurtenances whatsoever, in any way belonging, relating or appertaining to the Land, or any part thereof, and any and all reversionary or remainder interests in favor of Borrower in any of the foregoing.

          "Related Person" shall mean Borrower, any Affiliate of Borrower or its successors and assigns (other than a trustee or debtor-in-possession in bankruptcy), or the trustee or debtor-in-possession in a bankruptcy of Borrower.

          "Tangible Personal Property' shall mean all of the estate, right, title, interest, property, possession, claim and demand whatsoever at law, as well as in equity, of Borrower, if any, in, to and for the following insofar as the same are attached to any buildings, structures or improvements located on the Real Property or are located in, on or about the Real Property or, wherever located (including, without limitation, in warehouses or other storage facilities or in the possession of or on the premises of vendors or manufacturers thereof), are used or intended to be used in or in connection with the construction, fixturing, equipping, furnishing, use, operation, maintenance, beautification or enjoyment of the Real Property: all furnishings, furniture, fixtures, artwork, displays, display materials, signs, machinery, equipment, appliances, systems, building materials (including supplies and tools), keys and other tangible personal property of every kind and nature whatsoever relating to the Real Property including without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, elevators and motors, plumbing and heating fixtures and systems, carpeting and other floor coverings, wall coverings, water heaters, vending machines, mirrors, mantels, decorative objects, air conditioning apparatus and systems, refrigerating plant, refrigerators, computers and all hardware and software therefor, typewriters and other office equipment, supplies and furnishings, cooking apparatus and appurtenances, electrical, electronic and mechanical equipment and systems used to monitor, control, maintain or operate the Real Property (including television monitors and cameras), radio, telephone, facsimile, xerography and other communications equipment and systems, window screens, awnings, storm sashes, window cleaning equipment, plantings and other exterior and interior landscaping fixtures, ma and advertising material of every media (including brochures, displays, building models and videotapes) and all warehouse receipts or other documents of title relating to any of the foregoing, together with the benefit of any deposits or payments now or hereafter made by Borrower or, on its behalf in connection with any of the foregoing but in all cases excluding the Excluded Assets.

          "Tenant Closing Notice" shall mean, with respect to each tenant of the Real Property, a notice from Borrower to such tenant in form and substance acceptable to Lender and Borrower advising each tenant of the Closing.

          "Tenant Leases" shall mean the leases affecting the Real Property under which Borrower is lessor and all amendments and modifications thereto and certificates delivered thereunder or in connection therewith.

          "Title Company" shall mean First American Title Insurance Company.

          "West Coast" shall mean West Coast Realty Management Inc., a California corporation which is the present managing agent for the Real Property.

     ARTICLE 2. Transfer and Release Transactions.

          SECTION 2.1. Borrower's Obligations. On or prior to the Closing Date, Borrower shall deliver the following documents to Lender. Lender's receipt of each of these documents shall be a condition precedent to the effectiveness of this Agreement.

          (a)    The Grant Deed, duly executed and acknowledged by Borrower;

          (b)    The Bill of Sale, duly executed by Borrower;

          (c)  The Assignment of Leases, duly executed by Borrower;

          (d)  The Assignment of Contracts, duly executed by Borrower;

          (e) The Assignment of Warranties and Guarantees, duly executed by Borrower;

          (f)  The Lender Release, duly executed by Borrower;

          (g) A legal opinion from Borrower's counsel, in form and substance satisfactory to Lender, to the effect that this Agreement and the other Closing Documents have been duly authorized and executed by Borrower; and

          (h)  The Partnership Authorization Documents.

          (I) Originals of all Tenant Leases to be assigned to Lender, or, to the extent no originals exist, legible photocopies thereof with a certificate of Borrower as to the authenticity of such photocopies;Originals of all Operating Contracts to be assigned to Lender, or, to the extent no originals exist, legible photocopies thereof with a certificate of Borrower as to the authenticity of such photocopies;

          (k) The Books and Records to be assigned to Lender, or, to the extent no originals exist, legible photocopies thereof with a certificate of Borrower as to the authenticity of such photocopies;

          (l) Originals of all licenses and permits in Borrower's possession, or to the extent no originals exist, legible photocopies thereof-, and

          (m) A Tenant Closing Notice signed by Borrower that can be sent to each tenant of the Real Property.

SECTION     2.2. Lender's Obligations.  On the Closing Date, Lender shall deliver to Borrower the Borrower Release, duly executed by Lender.


SECTION 2.3. Absolute Conveyance. Borrower and Lender acknowledge and agree that the conveyance of the Assets to Lender according to the terms of this Agreement shall be an absolute conveyance and unconditional transfer, effective as of the Closing Date, of all of Borrower's rights, title and interest in and to the Assets in fact as well as form and is not intended as a mortgage, trust conveyance, deed of trust or security interest of any kind; that the consideration for such conveyance is exactly as recited herein; and that Borrower shall not have any further interest (including rights of redemption) or claims in and to the Assets or to the proceeds or profits which may be derived thereof, of any kind whatsoever, including, without limitation, any right to possession of the Assets. In the event that, contrary to the foregoing, a court shall at any time hereafter determine that Borrower has any equitable and/or statutory rights of redemption in the Assets, then for the consideration herein set forth, Borrower hereby sells, transfers and conveys to Lender and waives for itself and its successors and assigns any and all equitable and statutory rights of redemption with respect to the Assets. Borrower acknowledges and agrees that, under the terms of this Agreement, valuable consideration has been given for this transfer and waiver.

     ARTICLE 3. Conditions Precedent.

SECTION 3.1. Conditions Precedent to Lender's Obligations. The Closing and Lender's obligations with respect to the transactions contemplated by this Agreement are subject to the satisfaction, not later than the Closing Date, of the following conditions:

               (a) Lender shall have received a binding written commitment, effective as of the Closing Date, from the Title Company to issue to Lender, upon the Closing (i) an ALTA Extended Coverage Owner's Policy of title insurance (or, if requested by Lender, a binder therefor) with such endorsements as shall be required by Lender (the "Title Policy"), insuring Lender's title to the Real Property in an amount to be designated by Lender, and (ii) a modification endorsement and a non-merger endorsement to the existing lender's policy (the "Lender's Policy Datedown"), in each case subject only to those conditions of title as shall be approved by Lender;

              (b) Borrower shall have delivered the items described in Sections 2.1 and 3.3;

               (c) There shall be no breach of any of Borrower's representations and warranties set forth in this Agreement and Borrower shall have performed all of its obligations hereunder as of the Closing Date;

               (d) No order shall have been entered, at the request or as a result of an action by a party other than Lender or an Affiliate of Lender, by a court of competent jurisdiction or governmental agency enjoining or otherwise prohibiting the consummation of the transactions under this Agreement; and

               (e) Lender shall have made or caused to be made such inspection and audit of the Books and Records and other accounting and financial records of Borrower as Lender shall deem necessary or desirable.


          SECTION 3.2. Conditions Precedent to Borrower's Obligations. The Closing and Borrower's obligations with respect to the transactions contemplated by this Agreement are subject to the satisfaction, not later than the Closing Date, of the following conditions:

     (a) Lender shall have complied with its obligations pursuant to
         Section 2.2;

     (b) There shall be no breach of any of Lender's representations and warranties set forth in Section 5.2 and Lender shall have performed all of its obligations hereunder as of the Closing Date; and

     (c) No order shall have been entered, at the request or as a result of an action by a party other than Borrower or an Affiliate of Borrower, by a court of competent jurisdiction or governmental agency enjoining or otherwise prohibiting the consummation of the transactions under this Agreement.

          SECTION 3.3. Borrower Deliveries. In addition to the documents described in Section 2.1, Borrower shall deliver the following documents to Lender on the date respectively indicated. The delivery of each of these items shall be a condition precedent to the Closing by Lender.

               (a) On the Closing Date, possession of the Real Property, the Tangible Personal Property and, to the extent deliverable, the Intangible Personal Property (but with respect to the books, records and files thereof, subject to the provisions of Section 7.17 hereof);

               (b) On or prior to the Closing Date, certification as to Borrower's non-foreign status as required pursuant to the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"); and

               (c) On or prior to the Closing Date, certification as to Borrower's non-foreign status as required pursuant to the California Revenue and Taxation Code.


     ARTICLE 4. Closing and Payment of Costs and Expenses.

          SECTION 4. I. Closing.  The Closing shall occur as provided in this
Section 4.1.

               (a) The documents specified in Section 2.1 (including the Grant Deed) shall be deemed delivered by Borrower and accepted by Lender concurrently with the Closing.

               (b) Notwithstanding anything to the contrary contained in this Agreement, neither the delivery nor the recordation of the Grant Deed shall affect the lien of the Deed of Trust, which lien the parties intend at all times to remain valid and effective.


          SECTION 4.2. Title Company. Upon written instruction from Lender, the Title Company shall record the Grant Deed in the Official Records.


          SECTION 4.3 Costs and Expenses. Lender shall be responsible for the payment of-.

                (a) The premium and other charges for issuance of the Title Policy and Lender's Policy Datedown;

                (b) All survey costs and other costs associated with the issuance of the Title Policy and Lender's Policy Datedown;

                (c) All costs associated with the recordation of the Grant Deed and all documentary transfer taxes, if any, charged for the transfer of the Real Property to Lender; and

               (d) All of its attorneys' fees in excess of Ten Thousand Dollars ($10,000.00) in connection with the negotiation, documentation and consummation of the transactions contemplated by this Agreement.

On the Closing Date, Borrower shall pay to Lender in cash up to Ten Thousand Dollars ($10,000.00) of the attorneys' fees described in Section 4.3(d) hereof based upon its attorney's detailed invoice and final billing statement (including time entries but not description of services).

          SECTION 4.4. Other Amounts Due. To the extent not previously paid to Lender, at or prior to the Closing, Borrower shall pay to Lender any and all Rents and other revenues received in the operation of the Real Property on or after March 1, 1996 and not applied to the payment of ordinary operating expenses of the Real Property or to payment on account of amounts due to Lender pursuant to the Loan Documents, provided, however, Borrower shall not be obligated to pay to Lender (i) the amount of any security deposits received under Tenant Leases by any prior owner of the Real Property, (ii) the amount of any security deposits received under Tenant Leases to the extent the same have been applied to the payment of ordinary operating expenses of the Real Property (including tenant improvements related to any new or renewed Tenant Lease) or the payment on account of amounts due to Lender under the Loan Documents, or (iii) utility or other deposits made by Borrower in connection with the operation of the Real Property (the rights to which shall be assigned as part of the Intangible Personal Property.)

     ARTICLE 5. Representations and Warranties.


          SECTION 5.1. Representations and Warranties of Borrower. Borrower hereby makes the following representations and warranties, upon which Lender has relied and will continue to rely:

               (a)  Authorization.  This Agreement and the Closing
Documents to be executed by Borrower have been duly authorized, executed and delivered by Borrower.

               (b) Ownership. To the knowledge of Borrower, it owns the Real Property and Personal Property free and clear of any and all liens, easements, claims by any third party to any interest in the Real Property and other encumbrances, (i) except those matters which are of record as of the date of this Agreement (ii) the Tenant Leases; (iii) the Operating Contracts, (iv) all matters that are shown as exclusions and exceptions in the Title Policy, (v) all matters that would be revealed by an ALTA survey of the Real Property, and (vi) all matters which would be revealed by inquiry of tenants in possession of the Real Property. Borrower has not granted, nor agreed to grant, any interest in all or any portion of the Assets (including the grant of an option) to any Person other than Lender.

          (c) Litigation. To the knowledge of Borrower, there are no actions, suits or proceedings currently pending or threatened, against Borrower or any of the Assets or affecting this Agreement or the transactions contemplated hereby. To the knowledge of Borrower, there are no governmental investigations (including without limitation, condemnation or eminent domain proceedings and environmental hazard investigations) currently pending or threatened against Borrower or any of the Assets or affecting this Agreement or the transactions contemplated hereby.

          (d) Binding Obligations. This Agreement and, upon execution by Borrower, the Closing Documents executed by Borrower, constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms except as such enforcement may be qualified or limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and general principles of equity.

          (e) Brokers.. Borrower has not dealt with any person, FIRM or corporation who is or may be entitled as a result of such dealings to any finder's fee, brokerage commission or other sum in connection with the execution of this Agreement and the Closing Documents executed by Borrower and consummation of the transactions contemplated hereby and thereby.

          (f) Compliance with Law. To the knowledge of Borrower, the Real Property and the existing uses thereof comply in all material respects with all applicable laws, ordinances, rules, regulations and requirements of all governmental authorities having jurisdiction thereof material to the ownership or operation of the Real Property, including, without limitation thereto, those pertaining to zoning, subdivision, building, housing, safety, fire, health and environmental hazards; but excluding any representation as to compliance with the American with Disabilities Act or similar state and local requirements or as to the existence or non-existence of asbestos in or about the Real Property; to the knowledge of Borrower, no other property of Borrower or any of its Affiliates not included as part of the Real Property is necessary for such compliance or compliance by Borrower with any lease or other agreement or restriction affecting the Real Property, and to the knowledge of Borrower, it has not received written notice of any presently uncured violation of such laws, ordinances, rules, regulations or requirements. To the knowledge of Borrower, and except for usual and ordinary business licenses and property tax reduction applications, Borrower has not incurred any commitments or obligations to any federal, state or other governmental or regulatory authority with respect to the Real Property.

          (g) No Defaults. Except for any notice of default received from Lender, to the knowledge of Borrower, it has not received written notice of any presently uncured default or breach by Borrower under any covenants, conditions, restrictions, rights-of-way or easements which may affect the Real Property or any portion thereof, and to the knowledge of Borrower, no such default or breach with the exception of the defaults described in paragraph F of the Recitals, now exists that is material to the ownership or operation of the Real Property.

          (h) Environmental Matters. To the knowledge of Borrower there have been no environmental, health or safety hazards at, on or under the Real Property, including, without limitation, the existence of underground storage tanks and the existence, storage, generation, treatment or disposal of Hazardous Materials, except for storage and disposal of the types and amounts of Hazardous Materials normally used or present in buildings of similar use, size and construction, which storage and disposal, to the knowledge of Borrower, is and has been made in compliance with all applicable laws.

          (i) Knowledge of Adverse Factors. To the knowledge of Borrower, there are no structural defects or adverse soil or geologic conditions; and to the knowledge of Borrower, it has not received any written notice of any pending or threatened adverse changes in any applicable land use limitations by any state, municipal or other regulatory authority, or written notice of any other matters, which would adversely affect the use of the Real Property.

          (j) Information Correct. To the knowledge of Borrower, all Books and Records, Tenant Leases, Operating Contracts and other agreements and items delivered to the Lender pursuant hereto on or prior to Closing are complete and correct and include all applicable amendments and modifications thereto. Lender shall have the right to inspect and audit the Books and Records, at Lender's expense, during business hours and upon reasonable advance notice.

          (k) Insolvency Proceedings. To the knowledge of Borrower, no attachments, executions, assignments for the benefit of creditors, receiverships, conservatorships or voluntary or involuntary proceedings in bankruptcy or actions pursuant to any other debtor relief laws are pending against Borrower or the Assets.

          (l) Advice of Counsel. Borrower has consulted with its counsel regarding the transactions contemplated by this Agreement. The decision ofBorrower to enter into this Agreement and execute the Closing Documents to be executed by Borrower is a fully informed decision.

          (m) Security Deposits, The security deposits under the Tenant Leases have been used by Borrower only for the purpose of operating the Property.


          SECTION 5.2. Representations and Warranties of Lender. Lender hereby makes the following representation and warranty, upon which Borrower has relied and will continue to rely: This Agreement and the Closing Documents to be executed by Lender have been duly authorized, executed and delivered by Lender and constitute the legal, valid and binding obligations of Lender, enforceable against Lender in accordance with their terms, except as such enforcement may be qualified or limited by bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors' rights generally and general principles of equity.

          SECTION 5.3. Other Provisions Regarding Representations and
Warranties.

               (a) No Modification. No examination or investigation of the Assets or the operation thereof by or on behalf of Lender prior to Closing shall in any way modify, affect or diminish Borrower's obligations under the representations, warranties, covenants and agreements contained in this Agreement and the other Closing Documents executed by Borrower.

               (b) Knowledge. The term "knowledge," "to the knowledge," "best of knowledge," "actual knowledge" or similar phrases when used herein and in the Closing Documents with reference to the knowledge of Borrower means and is limited to the actual, present recollection and knowledge of the following individuals: (a) W. Thomas Maudlin, Jr., a general partner of Borrower and President of Advisors, (b) James E. Prock, President of West Coast, and (c) Michael G. Clark, Treasurer of Advisors, in each case based upon the currently available working files of the Borrower, Advisors, West Coast and/or the Real Property but without independent investigation or obligation to investigate and without implication of the knowledge of other Persons or from any other sources.

               (c) Survival. Notwithstanding any other provisions of this Agreement or its implementing documents to the contrary, and subject to any shorter period of limitations provided by law, the representations and warranties of Borrower hereunder shall expire and be of no further force or effect unless a written claim is made thereon prior to the earlier of (A) the date of any sale or other transfer by Lender of the Real Property to an unaffiliated purchaser or transferee and (B) three (3) years after the Closing Date.


     ARTICLE 6. No Merger.

          The parties to this Agreement acknowledge and agree that, notwithstanding the release of Borrower's obligations under the Loan Documents contemplated by this Agreement but subject to the terms of the Borrower Release, all of the Loan Documents shall remain in full force and effect after the transactions contemplated by this Agreement have been consummated. The parties to this Agreement further acknowledge and agree that the interest of Lender in the Real Property under the conveyance provided for in this Agreement shall not merge with the interest of Lender in the Real Property under the Loan Documents. It is the express intention of each of the parties hereto that such interests of Lender in the Real Property shall not merge, but shall be and remain at all times separate and distinct, notwithstanding any union of said interests in Lender at any time by purchase, termination or otherwise, and that the liens of Lender on the Real Property created by the Loan Documents shall be and remain at all times valid and continuous liens on the Real Property.

     ARTICLE 7. Miscellaneous.


          SECTION 7.1. Borrower's Indemnities.


               (a) Enforceability Challenge; Breach of Covenants, Agreements, Representations and Warranties. Notwithstanding any provision to the contrary contained in this Agreement or any of the Closing Documents, but subject to the time limitations set forth Section 5.3(c) and
Section 7.20, Borrower hereby agrees to indemnify and hold harmless Lender and its parent, subsidiary and affiliate corporations, officers, directors, trustees, shareholders, agents, attorneys and employees, their respective successors, heirs and assigns, and each of them (the "Indemnities"), from all losses, damages, costs or expense (including attorneys' fees and costs) suffered as a result of (i) the filing of any claim by any Related Person seeking to invalidate, set aside, declare fraudulent or preferential, rescind or otherwise undo or avoid any of the conveyance of the Assets as contemplated by this Agreement or otherwise challenging the validity or enforceability of the transactions contemplated by this Agreement and the Closing Documents with respect to such conveyance, (ii) breach by Borrower of any covenant set forth in this Agreement or any of the Closing Documents, or (iii) any representation or warranty by Borrower contained in this Agreement or in any of the Closing Documents proving to have been false or misleading in any material respect as of the date made or deemed made.

               (b) No Payment Required. Notwithstanding anything to the contrary contained in this Agreement, the Borrower Release or the Lender Release, payment shall not be required as a condition precedent to Borrower's obligations under the foregoing indemnities.

          SECTION 7.2. Third Party Beneficiaries. No third party (except the Indemnities as defined in Section 7.1(a) hereof and the "Releasees" as defined in the Borrower Release and Lender Release) is intended or shall be a beneficiary of the agreements of the parties to this Agreement.

          SECTION 7.3. Further Assurances. The parties to this Agreement each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances and to take all such further action after the Closing Date as shall be reasonably necessary or desirable to fully carry out this Agreement and to fully consummate and effect the transactions contemplated hereby, all at the sole cost and expense of Lender.

          SECTION 7.4. Assessment. Borrower shall not be entitled to assign or transfer any of its rights, duties or obligations under this Agreement or any of the other Closing Documents without the prior written consent of Lender. Lender shall have the right to assign its rights under this Agreement and the other Closing Documents to any Person without the consent of Borrower.

          SECTION 7.5. Persons Bound.  Subject to the provisions of
Section 7.4 hereof, this Agreement and each of the Closing Documents, and all terms and provisions contained herein or therein, shall bind and inure to the benefit of the parties hereto or thereto, and their respective successors, assigns and legal representatives. In no event shall Lender be considered a successor or assign of Borrower.

          SECTION 7.6. Time of Essence. Time is of the essence of this Agreement and each provision hereof of which time is an element.

          SECTION 7.7. Entire Agreement. This Agreement, together with the Closing Documents, contains the entire agreement between the parties relating to the transactions contemplated hereby. All prior or contemporaneous agreements, understandings, representations and statements regarding such transactions, oral or written, are merged herein.

          SECTION 7.8. Modifications and Waivers. Any party hereto shall have the right to waive any of the conditions precedent to its obligations under this Agreement. Neither any such waiver, nor any modification, discharge or amendment of this Agreement shall be valid in the absence of the written and signed consent of the party against whom enforcement of such is sought.

          SECTION 7.9. Notices. Any notice, consent, demand or other communication required or permitted to be given under this Agreement shall be made in accordance with the notice provisions in the Loan Documents and addressed as follows:

       Borrower: Associated Planners Realty Growth Fund c/o West Coast Realty
                 Advisors, Inc. 5933 West Century Boulevard Suite 900
                 Los Angeles, California 90045-5454
                 Attention:    Mr. James E. Prock

          Lender:   The Guardian Life Insurance
                    Company of America
                    201 Park Avenue South
                    New York, New York 10003
                    Attention: Michael McGoldrick

          SECTION 7.10. Choice of Law. This Agreement is made pursuant to, and shall be governed by and construed in accordance with, the laws applicable to contracts made and to be performed entirely within the State of California.

          SECTION 7.1 1. Headings. The headings herein are inserted only for convenience of reference and in no way define, limit or describe the scope or intent of this Agreement or any particular paragraph or section hereof, nor the proper construction hereof.

          SECTION 7.12. Counterparts. This Agreement may be executed in any number of counterparts' each of which shall be deemed an original, and all such counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 7.13. No Partnership or Joint Venture. Nothing contained in this Agreement is intended or shall be construed to create any partnership, joint venture or agency relationship between Lender and Borrower.

          SECTION 7.14. Interpretation. The terms "hereby", "hereof', "hereto", "herein", "hereunder" and any similar terms shall refer to this Agreement. Any exhibits attached to this Agreement are hereby incorporated into this Agreement by reference and made a part of this Agreement.

          SECTION 7.15. Survival. All representations, warranties, agreements and obligations of the parties to this Agreement shall survive the Closing.

          SECTION 7.16. Severability. If any provision of this Agreement or any of the Closing Documents ' or the application thereof to any particular circumstance, shall to any extent be invalid or unenforceable, the remainder of this Agreement or such Closing Document, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Agreement and the Closing Documents shall be valid and enforceable to the fullest extent permitted by law.

          SECTION 7.17. Continuing Cooperation.

               (a) Borrower hereby agrees to (i) if necessary, for a period of up to eighteen (18) months after the Closing Date, provide continued reasonable assistance and cooperation with respect to the orderly transfer of responsibilities of Borrower to Lender for the administration of the Assets, and (ii) in furtherance of the transactions contemplated hereunder, at any time and from time to time, upon written request therefor, execute and deliver to Lender, Lender's successors, nominees or assigns, at the sole cost and expense of Lender or Lender's successors, nominees or assigns, any new or confirmatory instruments prepared by Lender which Lender, Lender's successors, nominees or assigns may reasonably request in order to fully assign and transfer to and vest in Lender, or Lender's successors, nominees and assigns, and to protect Lender's or its successor's, nominee's or assign's right, title and interest in and to, the Assets, or to otherwise realize upon or enjoy such rights therein and thereto. Without limitation of the foregoing, for a period of eighteen
(18) months after the Closing Date, Borrower shall furnish to Lender and its agents reasonable access during regular business hours to those items described in clauses (i) and (ii) of the definition of "Excluded Assets" for the purpose of Lender's examination and copying any such items as related to the Real Property and operation thereof which are not made separately available at the Closing; provided, however, any such examination and copying shall be at the sole cost and expense of Lender.

             (b) Borrower has advised Lender that certain of the Intangible Personal Property may not be delivered to Lender on the Closing Date. Borrower hereby agrees to deliver (i) as much of the Intangible Personal Property as reasonably possible by the Closing Date, including without limitation the Tenant Leases, a list of the most recent billings of service providers for the Property, the City of Santa Ana Business License Tax Receipt and the most recent tax bill for the Property and (ii) the remainder of the Intangible Personal Property as soon as reasonably possible after the Closing Date, but not later than three (3) months after the Closing Date. Lender hereby agrees to provide reasonable assistance and cooperation to review the books, records and files with Borrower for purposes of identifying the Intangible Personal Property to be delivered after the Closing Date, and cause the property manager hired by Lender to commence the process of identifying the Intangible Personal Property with Borrower within thirty (30) days after the Closing Date.

          SECTION 7.18. Attorneys' Fees. In the event of any dispute between any parties arising out of or in connection with this Agreement, which dispute results in any legal action by any party to this Agreement, including, without limitation, any litigation or arbitration proceedings, and further including bankruptcy and appellate proceedings, the prevailing party shall be entitled to recover from the non-prevailing party the reasonable attorneys' fees and costs incurred by the prevailing party in connection therewith.

          SECTION 7.19. Rescission of Notice of Default. Within thirty (30) days after the Closing, Lender shall cause the Notice of Default recorded on June 19, 1996 (and any amendments and/or supplements thereto and/or other notices recorded against Borrower under the Deed of Trust) to be rescinded of record and cause a copy of the recorded rescission to be furnished to Borrower.

          SECTION 7.20. Expiration of Covenants. Notwithstanding any other provisions of this Agreement to the contrary, the below-described covenants and obligations of Borrower shall expire and be of no further force or effect on the date respectively indicated below:

               (a)      In the case of Clause (i) of Section 7. 1 (a), four
(4) years after the Closing Date, unless the claim by any Related Party referred to therein is brought within said four years; and

               (b) In the case of Section 7.3 and Section 7.17(b) and the last sentence of Section 5.10), the earlier of (i) the date of any sale or other transfer by Lender of the Real Property to an unaffiliated purchaser or transferee and (ii) eighteen (18) months after the Closing Date.


SECTION 7.21. August Invoices.  Without limiting the provisions of
Section 4.4, on the Closing Date, Borrower shall deliver a cashier's check for the rents and any other receipts with respect to the Property that have not been delivered previously. Lender agrees to pay those service providers listed on Exhibit A to this Agreement the invoices received during the month of August, 1996, or invoices received after August, 1996 with respect to services rendered by such service providers during the months of July and August, 1996; provided, however, that Lender's obligations under this
Section 7.21 shall not exceed the amount of rents and other receipts remitted Lender by Borrower pursuant to this Section 7.21. Borrower represents and warrants that Exhibit A attached hereto contains a true, correct and complete list of the amounts of the most recent invoices of the service providers described on Exhibit A, all of which have been paid by Borrower.

IN WITNESS WHEREOF, the parties hereto have executed this Borrower:
Agreement as of the day and year first above written.

                                   "BORROWER"

                         ASSOCIATED PLANNERS REALTY GROWTH FUND,
                             a California limited partnership

                         By:  WEST COAST REALTY ADVISORS, INC., a
                              California Corporation,   General Partner

                              By:
                              Name:
                              Title:



                                    And by:
                      W. Thomas Maudlin, Jr., General Partner


                                    "LENDER"

                      THE GUARDIAN LIFE INSURANCE COMPANY
                       OF AMERICA, a New York corporation

                                      By:
                                     Name:
                                     Title:

                                       Exhibit A

                                 SERVICE PROVIDERS AND
                               JULY/AUGUST 1996 INVOICES
                                (as of August 12, 1996)

                            Service Providers      Check Date       Amount

                     Southern California Gas Company 1) 07/01/96   1) $59.00
                     P.O. Box C
                     Monterey Park, CA 91756         2) 08/01/96   2) $49.21
                     (714) 835-5200
                     Account No. 037 22 4700

                     Southern California Edison      1) 07/22/96  1) $3,139.66
                     P.O. Box 600
                     Rosemead, CA 91771              2) 8/12/96   2) $2,905.81
                     (800) 990-7788
                     Account No. 2-03-661-7975

                     City of Santa Ana                1) 08/01/96  1) $201.37
                     Finance Department - Water M13
                     P.O. Box 1964                    2) 08/01/96  2) $279.23
                     Santa Ana, CA 92702-1964                         $480.60
                     Account No. 01111472-02-2

                     Waste Management Company        1) 08/08/96   1) $200.16
                     (previously Great Western Reclamation)
                     - (trash)
                     P.O. Box 519
                     Baldwin Park , CA 91706-0519
                     (714) 558-7761
                     Account No. 854845 CS 1196772

                     Progressive Glass & Mirror      1) 07/22/96   1) $100.00
                     (exterior door maintenance)
                     1350-LW Collins Avenue
                     Orange, CA 92668
                     (714) 639-8515

                     Easton Pacific                  1) 08/08/96   1) $249.23
                     (general maintenance)
                     4790 Irvine Blvd., Suite 105-340
                     Irvine, CA 92720
                     (714) 857-4311
                     Contact: Mike Easton

                     The Rule Company (insurance)    1) 08/08/96  1) $1,135.71
                     P.O. Box 7072
                     115 North Molino Ave.
                     Pasadena, CA 91101
                     (818) 795-9000
                     Contact: Scott Snowden


                      Diversified Maintenance        1) 7/22/96   1) $671.37
                      (Janitorial service)
                      145 Pasadena Avenue            2) 7/22/96   2) $34.54
                      South Pasadena, CA 91030-2917
                      (714) 975-1366


                      Mesa Energy Systems, Inc. (HVAQ) 1) 7/22/96 1) $133.23 5 Vanderbilt
                      Irvine, CA 92718                  2) 7/22/96  2) $311.00
                      (714) 460-0460


                       James Dickinson                 1) 8/09/96   2) $150.00
                       DBA Sunrise Sweeping
                       (sweeping service)
                       17662 Anglin Lane
                       Tustin, CA 92680
                       (714) 832-7289


                       Orkin Pest Control              1) 07/22/96  1) $80.00
                       1632 W. Railroad Street
                       Corona, CA 91720                2) 08/02/96  2) $80.00
                       (909) 279-1000


                       Gary Messersinith               1) 07/22/96  1) $400.00
                       DBA Monterey Landscape
                       P.O. Box 278
                       1245 E. Sycamore
                       Orange, CA 92866
                       (714) 974-9340                  2) 08/07/96  2) $605.28

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized:


                     ASSOCIATED PLANNERS REALTY GROWTH FUND
                        A California Limited Partnership
                                  (Registrant)



                               W. Thomas Maudlin, Jr.
                                 (A General Partner)



                         By:       WEST COAST REALTY ADVISORS, INC.
                                        (A General Partner)


                                     Neal Nakagiri
                              (Vice President/Secretary)




                                   Michael G. Clark
                              (Vice President/Treasurer)



August 23, 1996